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                                                                    EXHIBIT 99.3

                           CERTIFICATION OF PRESIDENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of The Meridian Resource Corporation (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, James H. Shonsey, Chief Financial Officer of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: April 15, 2003

                                       /s/ James H. Shonsey
                                       -----------------------------------------
                                       James H. Shonsey
                                       Chief Financial Officer

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